EXHIBIT 10(a)

                                                               EXECUTION VERSION

            STRATEGIC ALLIANCE AGREEMENT (this "AGREEMENT"), dated as of December 6, 2006 (the "EFFECTIVE DATE"), by and between ELITE PHARMACEUTICALS, INC., a Delaware corporation ("ELITE"), VEERAPPAN S. SUBRAMANIAN ("VS"), and VGS PHARMA, LLC, a Delaware limited liability company ("VGS", and together with VS, the "VGS PARTIES")
            --------------------------------------------------------

                            INTRODUCTION

      Elite Pharmaceuticals is a specialty pharmaceutical company principally engaged in the development and manufacturing of oral controlled-release products. Elite, both independently and with selected partners, develops and in-licenses new drug products as wells as generic drug products.

      VS is an expert in the formulation and development of drug products, particularly generic drug products. VGS is wholly-owned subsidiary of Kali
Capital, L.P., a Delaware limited partnership which is controlled by Kali Management, LLC ("KALI"), its general partner, and Kali is controlled by Anu Subramanian, its managing member.

      Elite and the VGS Parties wish to enter into a strategic alliance whereby, among other things, the parties have incorporated Novel Laboratories, Inc., a Delaware corporation ("NOVEL") as a joint venture for the research, development, manufacturing, in-licensing, out-licensing, marketing, product acquisition, and distribution of certain agreed upon pharmaceutical products.

      Elite desires to have VS perform, and VS has agreed to perform, certain strategic advisory services for Elite, advising Elite on the research, development and commercialization of Elite's existing and prospective pharmaceutical products.

      As a condition to the formation of Novel and the commencement of this strategic relationship, VGS desires to purchase, and Elite has agreed to sell, shares of its common stock and warrants exercisable for shares of its common stock to VGS.

                                    AGREEMENT

      In consideration of the foregoing and the mutual promises, representations, warranties, and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. SALE AND PURCHASE.

            1.1 SALE AND PURCHASE OF COMMON STOCK OF ELITE AND NOVEL.

                  (a) SALE AND PURCHASE OF ELITE COMMON STOCK AND WARRANTS. At the Closing (as defined below), Elite shall sell and issue to VGS, and VGS shall purchase and accept from Elite (i) 957,396 shares (the "PURCHASED SHARES") of common stock, par value US$0.01 of Elite (the "COMMON STOCK"), for an aggregate purchase price of Two Million United States Dollars (US$2,000,000) (the "PURCHASE PRICE"), with the purchase price per Purchased Share being equal to the trailing average closing price of the Common Stock as listed on the American Stock Exchange during the ten (10) trading days immediately preceding the execution of this Agreement, and (ii) a warrant (the "WARRANT", and together with the Purchased Shares, the "SECURITIES"), in substantially the form attached hereto as EXHIBIT A, to purchase 478,698 shares of Common Stock, at a purchase price per share of US$ 3.00 (the "WARRANT SHARES").

                  (b) SALE AND PURCHASE OF NOVEL COMMON  STOCK.  At the Closing,
(i) Elite shall subscribe for 49,000 shares of Class A Voting Common Stock, par value US$0.0001 per share, of Novel (collectively, the "ELITE NOVEL SHARES"), for an aggregate purchase price of US$9,800 ("ELITE NOVEL SUBSCRIPTION PRICE"); and (ii) VGS shall subscribe for 51,000 shares of Class A Voting Common Stock, par value US$0.0001 per share, of Novel (collectively, the "VGS NOVEL SHARES"), for and aggregate purchase price of US$10,200 ("VGS NOVEL SUBSCRIPTION PRICE").

            1.2 CLOSING.  The closing of the transactions  described in Sections
1.1 (the "CLOSING") shall take place at the offices of Reitler Brown & Rosenblatt LLC, 800 Third Avenue, 21st Floor, New York, New York on December 6, 2006, or at such other time or place as Elite and VS may mutually agree.

            1.3 CLOSING DELIVERIES. At the Closing:

                  (a) VGS shall pay to Elite or its designee, by wire transfer to the account or accounts listed on EXHIBIT B, attached hereto, the Purchase Price in immediately available funds;

                  (b) Elite shall deliver to VGS (i) a certificate evidencing VGS's ownership of the number of Purchased Shares purchased by VS hereunder, and
(ii) the Warrant, registered in the name of VGS, to the address set forth for VGS on the signature page hereof; and

                  (c) Elite shall deliver to Novel, by wire transfer of immediately available funds, the Initial Contribution (as defined below).

            1.4 CONDITIONS TO OBLIGATIONS OF THE VGS PARTIES AT THE CLOSING. The obligations of the VGS Parties at the Closing are subject to the satisfaction (or waiver by VS) of each of the following conditions at or prior to the
Closing:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Elite in Section 2.2 shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of the Closing;

                  (b) PERFORMANCE OF OBLIGATIONS. Elite shall have performed and complied with all agreements and covenants herein required to be performed or complied with by Elite on or prior to the Closing pursuant to this Agreement;

                  (c) Elite  shall pay to Novel  the  Elite  Novel  Subscription
Price;

                  (d) VGS shall pay to Novel the VGS Novel Subscription Price;

                  (e) Elite shall pay to Novel the Initial Contribution;

                  (f) DELIVERY OF SECURITIES. Elite or its transfer agent for Common Stock shall have delivered the instruments evidencing the Securities as described in Section 1.3(b) hereof;

                  (g) ADDITIONAL DELIVERIES. Delivery of the following executed documents and instruments (collectively with the agreement identified in Section 1.5(c)(v), the "STRATEGIC ALLIANCE Documents"):

                        (i) this Agreement duly executed by Elite;

                        (ii) that certain Advisory Agreement between VS and Elite, in substantially the form attached hereto as EXHIBIT C (the "ADVISORY AGREEMENT"), duly executed by Elite;

                        (iii) that certain Non-Qualified Stock Option Agreement between VS and Elite, in substantially the form attached hereto as EXHIBIT D (the "STOCK OPTION AGREEMENT"), duly executed by Elite;

                        (iv) that certain Employment Agreement between VS and Novel, in substantially the form attached hereto as EXHIBIT E (the "EMPLOYMENT AGREEMENT"), duly executed by Novel;

                        (v) that certain Subscription Agreement between VGS and Novel for the purchase by VGS of the VGS Novel Shares, in substantially the form attached hereto as EXHIBIT F-1, (the "SUBSCRIPTION AGREEMENT") duly executed by Novel;

                        (vi) a stock certificate of Novel evidencing VGS's ownership of the VGS Novel Shares, duly executed on behalf of Novel;

                        (vii) that certain Stockholders' Agreement, dated as of the date hereof, between Elite, VS, VGS and Novel, in substantially the form attached hereto as EXHIBIT G (the "STOCKHOLDERS' AGREEMENT"), duly executed by both Elite and Novel; and

                        (viii) the certain Registration Rights Agreement between Elite, VS and VGS, in substantially the form attached hereto as EXHIBIT H (the "REGISTRATION RIGHTS AGREEMENT"), duly executed by Elite.

                  (h) CONSENTS, PERMITS, AND WAIVERS. Elite shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated hereby.

            1.5 CONDITIONS TO ELITE'S OBLIGATIONS AT THE CLOSING. Elite's obligations at the Closing are subject to the satisfaction (or waiver by Elite) of each of the following conditions at or prior to the Closing:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the VGS Parties in Section 2.3 shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of the Closing;

                  (b) PERFORMANCE OF OBLIGATIONS. Each VGS Party shall have performed and complied with all agreements and covenants herein required to be performed or complied with by such VGS Party on or before the Closing pursuant to this Agreement;

                  (c)  DELIVERIES.   Delivery  of  the  following  payments  and
executed documents and instruments:

                        (i) the Purchase Price;

                        (ii) this Agreement duly executed by VS and VGS;

                        (ii) the Advisory Agreement, duly executed by VS;

                        (iii) the Stock Option Agreement, duly executed by VS;

                        (iv) the Employment Agreement, duly executed by Novel and VS;

                        (v) that certain Subscription Agreement between Elite and Novel for the purchase by Elite of the Elite Novel Shares, in substantially the form attached hereto as EXHIBIT F-2, duly executed by Novel;

                        (vi) a stock certificate of Novel evidencing Elite's ownership of the Elite Novel Shares, duly executed on behalf of Novel;

                        (vii) the Subscription Agreement, duly executed by VGS and Novel;

                        (viii) the Stockholders Agreement, duly executed by VS, VGS and Novel; and

                        (ix) the Registration Rights Agreement, duly executed by VGS and VS.

                  (d) CONSENTS, PERMITS, AND WAIVERS. The VGS Parties shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated hereby.

            1.6 TERMINATION. Prior to the Closing, this Agreement may be terminated by (a) the mutual written consent of Elite and VS, or (b) either Elite or VS in the event that the Closing does not occur on or prior to December 7, 2006.

      2. REPRESENTATIONS AND WARRANTIES.

            2.1 CONSTRUCTION. For purposes of this Section 2, a Person (as defined below) shall be deemed to have "knowledge" of a particular fact or other matter if the Person is actually aware of such fact or other matter. A Person that is a corporation, partnership or other business entity shall be deemed to have "knowledge" of a particular fact or other matter if any executive officer, a director (in the case of a corporation), a manager or managing member (in the case of a limited liability company), or a general partner (in the case of a partnership) of such Person has knowledge (as described in the preceding sentence) of such fact or other matter. For purposes of this Agreement, the term "PERSON" shall mean an individual, corporation, partnership, trust, limited liability company, unincorporated organization, joint stock corporation, joint venture, association or other entity, or any government, or any agency or political subdivision thereof or any branch of any legal entity.

            2.2 ELITE'S REPRESENTATIONS AND WARRANTIES. Except as set forth in the SEC Reports (as defined below) or under the corresponding section of the disclosure schedules delivered to the VGS Parties concurrently herewith (the "DISCLOSURE SCHEDULES"), which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, Elite hereby makes the following representations and warranties to the VGS Parties as of the date of this Agreement and as of the time of the Closing. For purposes of this Section 2.2, the SEC Reports shall be deemed to have been "provided" to VS:

            (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. Elite is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Elite has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver the Strategic Alliance Documents to which it is a party, and to carry out the provisions of the Strategic Alliance Documents to which it is a party and to carry on its business as presently conducted and as presently proposed to be conducted. Elite is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would not have or reasonably be expected to result in (i) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of Elite, or (ii) a material adverse effect on Elite's ability to perform, in any material respect, on a timely basis its obligations under the Strategic Alliance Documents to which it is a party (a "MATERIAL ADVERSE EFFECT").

            (b) AUTHORIZATION; VALID AND BINDING AGREEMENT. The execution and delivery by Elite of the Strategic Alliance Documents to which it is a party, the performance by Elite of its obligations and undertakings hereunder and thereunder, and the consummation by Elite of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of Elite and no other proceedings on the part of Elite are necessary to authorize the execution or delivery by Elite of the Strategic Alliance Documents to which it is a party, the performance by Elite of its obligations and undertakings hereunder and thereunder or the consummation by Elite of the transactions contemplated hereby and thereby. The Strategic Alliance Documents to which it is a party have been duly executed and delivered by Elite, and constitute the valid and binding obligations of Elite, enforceable against Elite in accordance  with  their  terms  except  as  limited  by  applicable  bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement and by general principles of equity.

                  (c) CONFLICTS; CONSENTS. The execution and delivery by Elite of the Strategic Alliance Documents to which it is a party, the performance by Elite of its obligations and undertakings contemplated hereunder and thereunder, and the consummation by Elite of the transactions contemplated hereby and thereby, do not and will not conflict with, or result in any violation of, or default under or result in the creation of any mortgage, pledge, lien, encumbrance, charge or adverse claim (each, a "LIEN") on the properties or assets of Elite under, any provision of (i) the certificate of incorporation, bylaws or other charter or governance documents of Elite, each as the same has been amended to date, (ii) any contract, agreement, instrument or arrangement to which Elite is a party or by which any of Elite's properties or assets are bound, (iii) any license, franchise, permit or other similar authorization held by Elite, or (iv) to the knowledge of Elite, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to Elite or Elite's properties or assets.

                  (d) ISSUANCE OF THE SECURITIES. The Purchased Shares are duly authorized and, when issued and paid for in accordance with the terms and conditions hereof, will be validly issued, fully paid and non-assessable, and free and clear of all Liens imposed by Elite other than restrictions on transfer or other dispositions provided for in the Strategic Alliance Documents. The shares of Common Stock issuable upon exercise of the Warrant (the "WARRANT SHARES"), when issued in accordance with the terms of the Warrant, will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all Liens imposed by Elite other than restrictions or transfer or other dispositions provided for in the Strategic Alliance Documents. Elite has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance upon the exercise of the Warrant equal to the aggregate number of Warrant Shares issuable upon exercise of the Warrant immediately following the Closing.

                  (e) CAPITALIZATION. Except as set forth on SCHEDULE 2.2(E) of the Disclosure Schedules attached hereto, prior to giving effect to the transaction contemplated in the Strategic Alliance Documents, the authorized capital stock of Elite immediately prior to the Closing consists of (i) 65,000,000 shares of Common Stock, of which 19,599,325 shares are issued and outstanding, and of which 7,000,000 shares are reserved for future issuance upon exercise of options granted to employees, officers, directors and consultants pursuant to Elite's 2004 Stock Option Plan, as amended, and (ii) 5,000,000 shares of preferred stock, of which 10,000 shares are designated as Series B Preferred Stock, par value U.S.$ 0.01 per share (the "SERIES B PREFERRED STOCK"), 9,695 of which are issued and outstanding. As of the Closing, Elite shall have reserved a sufficient number of shares of Common Stock for issuance upon exercise of the Warrant. Other than in connection with the offering and the sale by Elite of the Series B Preferred Stock and except as set forth in the SEC Reports or as set forth on SCHEDULE 2.2(E) of the Disclosure Schedules attached hereto, there are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion or exchange privileges or rights presently outstanding to purchase, subscribe for or otherwise acquire any of Elite's capital stock. The Warrant, when issued against payment therefore in accordance with this Agreement, will be duly authorized and validly issued.

                  (f) LITIGATION. Except as set forth on SCHEDULE 2.2(F), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of Elite, threatened against or affecting Elite, any subsidiary of Elite (each, a "SUBSIDIARY") or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Strategic Alliance Documents to which Elite is a party or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither Elite nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

                  (g) SEC REPORTS; FINANCIAL STATEMENTS. Elite has filed all reports, schedules, forms, statements and other documents required to be filed with the Commission by it under the Securities Act of 1933, as amended (the "SECURITIES ACT") and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), for the two years preceding the date hereof (or such shorter period as Elite was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            2.3 PURCHASER'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Each VGS Party, jointly and severally, hereby represents, warrants and covenants to Elite as of the date of this Agreement and as of the time of Closing as follows:

                  (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. VGS is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. VGS has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver the Strategic Alliance Documents to which it is a party, and to carry out the provisions of the Strategic Alliance Documents to which it is a party and to carry on its business as presently conducted and as presently proposed to be conducted. VGS is duly qualified and is authorized to do business in all jurisdictions in which the nature of its activities and of its properties makes such qualification necessary, except for those jurisdictions in which failure to do so would not have or reasonably be expected to result in a Material Adverse Effect.

                  (b) VGS OWNERSHIP. Schedule 2.3(b) set forth a true and complete list of the holders own all of the outstanding partnership interests in VGS and each holder's type of partnership interest, percentage of voting rights as to actions to be taken by VGS and right to receive allocations of profit and losses from VGS. There are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion or exchange privileges or rights presently outstanding to purchase, subscribe for or otherwise acquire any of the partnership interests in VGS.

                  (c) AUTHORIZATION; VALID AND BINDING AGREEMENT. Such VGS Party has all requisite legal capacity, power and authority to execute and deliver the Strategic Alliance Documents to which he or it is a party, to perform their obligations and undertakings hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Strategic Alliance Documents to which he or it is a party, the performance of his or its obligations and undertakings hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary action on the part of such VGS Party and no other proceedings on the part of, or on behalf of, such VGS Party are necessary to authorize the execution or delivery of the Strategic Alliance Documents to which he or it is a party, the performance of its obligations and undertakings hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby. The Strategic Alliance Documents to which he or it is a party have been duly executed and delivered by such VGS Party, and constitute the valid and binding obligations of such VGS Party, enforceable against him or it in accordance with their terms.

                  (d) CONFLICTS; CONSENTS. The execution and delivery by such VGS Party of the Strategic Alliance Documents to which he or it is a party, the performance by such VGS Party of his or its obligations and undertakings contemplated hereunder and thereunder, and the consummation by such VGS Party of the transactions contemplated hereby and thereby, do not and will not conflict with, or result in any violation of, or default under or result in the creation of any Lien on the properties or assets of such VGS Party under, any provision of (i) any contract, agreement, instrument or arrangement to which VS is a party or by which any of such VGS Party's properties or assets are bound, (ii) any license, franchise, permit or other similar authorization held by such VGS Party, or (iii) to the knowledge of such VGS Party, any judgment, order or decree, statute, law, ordinance, rule or regulation applicable to such VGS Party or his or its properties or assets.

                  (e) BROKERS. No Person acting on behalf of, or under the authority of, such VGS Party, is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from any of the parties in connection with any of the transactions contemplated hereby.

                  (f)   STRATEGIC   TRANSACTION.   Each  of  the   VGS   Parties
acknowledges (i) the existence of certain covenants provided by Elite to purchasers of Elite's Series B Preferred Stock and (ii) that Elite is relying upon the representations and warranties of such VGS Party set forth in this
Section  2.3  in  determining  the   applicability  of  such  covenants  to  the
transactions contemplated by the Strategic Alliance Documents. As of the Closing, VS operates a pharmaceutical consulting and strategic advisory business that assists drug development companies in the planning, development, manufacturing and/or regulatory approval of pharmaceutical products and that such business is, to the knowledge of VS, synergistic with the business of Elite. No VGS Party is in the primary business of investing in securities. VS shall provide actual services to Elite under the Advisory Agreement and actual services to Novel under the Employment Agreement, each of which shall be beneficial to the business of Elite.

                  (g) INVESTMENT REPRESENTATIONS. VGS is acquiring the Securities and the Warrant Shares (collectively, the "PURCHASED SECURITIES") solely for its own account for investment purposes only and not with a view to resale or distribution within the meaning of applicable federal and state securities laws. Neither any VGS Party nor any agent on his or its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Purchased Securities to any Person or Persons so as to require the offer or sale of the Purchased Securities pursuant to this Agreement to be registered under the Securities Act, or any applicable state securities laws. Likewise, no VGS Party has a contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the
Purchased Securities or any portion thereof to any other Person. VGS acknowledges that, as a consequence thereof, it must bear the economic risk of holding the Purchased Securities for an indefinite period of time because the Purchased Securities cannot be resold or otherwise transferred unless subsequently registered under the Securities Act and any applicable state securities laws (which Elite is not obligated to do other than as provided in the Registration Rights Agreement), or an exemption from such registration is available. In addition, VGS and VS each hereby represents, warrants and covenants to Elite as of the date of this Agreement and as of the time of Closing as follows:

                        (i) He or it has received and reviewed Elite's Form 10-Q for the three (3) months ended June 30, 2006, filed with the Commission on August 11, 2006 and Elite's Form 10-K for the fiscal year ended March 31, 2006, filed on June 29, 2006; he or it has received or otherwise had access to all other SEC Reports and is familiar with and understands the business and operations of Elite and the risks inherent therein.

                        (ii) Such VGS Party understands and acknowledges that no independent investment banking firm, financial advisor or legal counsel has passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in this Agreement or Elite's Disclosure Schedule or rendered any fairness opinion with respect to the transactions contemplated hereby.

                        (iii) Such VGS Party acknowledges that he or it has been encouraged to rely upon the advice of his or its own independent legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the transactions contemplated hereby and has been offered, during the course of discussions concerning the transactions contemplated hereby, the opportunity to ask such questions and inspect such documents concerning Elite, as the case may be, and its business and financial affairs, as such VGS Party or his or its representatives have requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                        (iv) Such VGS Party is an "Accredited Investor" as defined in Rule 501 of Regulation D under the Securities Act, is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that he or it can fend for himself or itself, can bear the economic risk of the purchase of the Purchased Securities including the total loss of his or its investment, and is a sophisticated investor who has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of his or its investment in the Purchased Securities as contemplated hereby, and has the capacity to protect his or its own interests.

                        (v) Such VGS Party understands that the Purchased Securities have not been registered under the Securities Act or the securities laws of any state and are subject to substantial restrictions on resale or transfer. Such VGS Party agrees that he or it will not sell or otherwise transfer or dispose of the Purchased Securities or any portion thereof unless the Purchased Securities are registered under the Securities Act and any applicable state securities laws, or unless such VGS Party obtains an opinion of counsel which is reasonably satisfactory to Elite that such Purchased Securities may be sold in reliance on an exemption from such registration requirements.

                        (vi) Such VGS Party understands that Elite will place a legend on the certificate(s) representing the Purchased Securities indicating that the Purchased Securities may not be transferred except in accordance with an exemption from the Securities Act; Elite will not register a transfer not made in accordance with an exemption from the Securities Act; and such VGS Party therefore may be precluded from selling or otherwise transferring or disposing of any of the Purchased Securities or any portion thereof for an indefinite period of time or at any particular time.

                        (vii) Such VGS Party understands that the Purchased Securities are being offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws (including, without limitation, the Securities Act) and that Elite is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the suitability of such VGS Party to acquire the Purchased Securities.

      3. OTHER AGREEMENTS.

            3.1 ELECTION TO BOARD OF DIRECTORS. During such time as Elite and recipients of Permitted Transfers (as such term is defined in the Stockholders' Agreement) holds at least forty percent (40%) of the outstanding capital stock of Novel and VS is the Chairman and Chief Executive Officer of Novel, Elite shall use its best efforts to cause the members of the Board of Directors of Elite (the "BOARD") to (a) vote in favor of the election of VS to serve as a member of the Board and hold such office until the next annual meeting of the stockholders of Elite or until his respective successor shall have been duly elected and qualified or as otherwise provided in the By-Laws of Elite, and (b) include VS in each slate of directors to be presented by the Board to the stockholders of Elite at each annual and special stockholder meeting for the election of Elite directors.

      3.2 BUSINESS PLANS AND OPERATIONS.

            (a) DELIVERY OF DRAFT INITIAL BUSINESS PLAN. Within 45 days following the Closing, VS shall prepare and deliver to Elite a draft of a comprehensive business plan and strategy for Novel (the "INITIAL BUSINESS PLAN"), which Initial Business Plan shall include (i) a selection of branded drug products currently on the market to serve as initial targets of Novel for development and commercialization of generic alternatives (collectively, the "PROSPECTIVE PRODUCTS"), which Prospective Products shall not include products currently under development by, or, to knowledge of VS, under active consideration for development by, Elite (a list of which shall be supplied to VS promptly after the Closing), (ii) estimated market shares of such Prospective Products, (iii) estimated time to market of such Prospective Products, (iv) estimated sales projections for such Prospective Products, (v) future performance milestones and requisite financing requirements with respect to the development and commercialization of each Prospective Products and with respect to the business plan of Novel generally and (vi) related Funding, facilities and personnel requirements. The inclusion of the foregoing information in any Business Plan shall be a reasonable good faith determination based upon the VS's knowledge and understanding of the pharmaceutical industry and reasonable assumptions and shall not be deemed to be a guarantee of outcome. To the extent requested by VS, Elite shall provide VS with reasonable assistance in the preparation of the Initial Business Plan, including efforts of Elite's legal counsel and accountants.

                  (b) REVIEW AND APPROVAL OF INITIAL BUSINESS PLAN. Promptly upon receipt of the draft Initial Business Plan, Elite shall review the draft of the Initial Business Plan and provide comments and suggested modifications and additions to VS. VS and Elite agree to use commercially reasonable efforts to agree upon the terms of the Initial Business Plan as soon as practically possible, including, without limitation, the Performance Milestones (as defined below) and the portion of the Remaining Contributions triggered by each agreed upon Performance Milestones. Elite hereby agrees to act in good faith and reasonably in its review and approval of the draft Initial Business Plan.

                  (c) OPERATIONS OF NOVEL IN ACCORDANCE WITH BUSINESS PLANS. VS shall cause Novel to operate in accordance with the Initial Business Plan (and all budgets set forth therein). At least 30 days prior to each subsequent fiscal year, VS shall prepare and deliver to the Board, for review and approval, an updated business plan and budget for the next fiscal year. Upon receipt of each updated business plan and corresponding budget, the Board shall review such document and, once acceptable to all members of the Board, approve such plan (each approved plan, an "ANNUAL BUSINESS PLAN"); PROVIDED, HOWEVER, that, if the Board fails to approve such Annual Business Plan and/or the all budgets set forth therein, Novel shall continue to operate in accordance with the Annual Business Plan in place from the immediately preceding year and all line items from the budget for such preceding year shall be increased by twenty percent (20%).

                  (d) OBLIGATION TO NEGOTIATE INITIAL BUSINESS PLAN.

                  Both parties acknowledge that the Initial Business Plan will form the cornerstone of Elite's future fund raising efforts to fund Novel and that such plan must be acceptable to both parties. Each of Elite and VS shall agree to negotiate the terms of the Initial Business Plan in good faith and in accordance with reasonable business judgment to resolve any differences between the parties. During the period from the Closing until Elite and VS agree to the Initial Business Plan, the use of the Initial Contribution (as defined below) by Novel shall be limited to the initial development of drug products specifically approved by the Board, on an unanimous basis.

      3.3 ADDITIONAL FINANCING OF AND ASSISTANCE TO NOVEL.

                  (a) ADDITIONAL FINANCING BY ELITE. In addition to the purchase price paid by Elite for the Elite Novel Shares, Elite shall provide the following additional financing to Novel (collectively, the "ELITE CONTRIBUTIONS"):

                        (i) US$2,000,000 at the Closing ("INITIAL CONTRIBUTION") and

                        (ii) Up to an additional US$25,000,000 (collectively, the "REMAINING CONTRIBUTIONS"), to be funded in installments within thirty (30) days of the achievement of certain performance milestones to be mutually agreed to by Elite and VS in the Initial Business Plan, or as the same may be modified in any subsequent Annual Business Plan, (E.G., the initiation of development programs for Prospective Products, commencement and/or completion of clinical and/or bio-equivalence studies for Prospective Products, filings with the United States Food and Drug Administration of new drug or abbreviated new drug applications related to Prospective Products), to occur during the initial thirty (30) months following the Closing (collectively, the "PERFORMANCE MILESTONES"), with such Remaining Contributions being subject to acceleration with unanimous approval of the Board (a "BOARD ACCELERATION ELECTION").

Notwithstanding anything to the contrary in this Section 3.3 or in the Stockholders Agreement, Elite shall have no obligation to make a Remaining
Contribution tied to Novel's achievement of a specific Performance Milestone unless and until Novel has achieved such Performance Milestone or a Board Acceleration Election has been made with respect to the relevant Remaining Contribution, and Elite's deferral of a Remaining Contribution for failure to fully achieve a Performance Milestone (in the absence of a Board Acceleration Election) shall not trigger a right to purchase Novel securities held by Elite pursuant to Section 4.2 of the Stockholders Agreement.

                        (b) ALTERNATIVE ADDITIONAL FINANCING OF NOVEL. In the event that (i) Elite defers, for a period in excess of ninety (90) days, payment of a Remaining Contribution for failure of Novel to timely or fully achieve a Performance Milestone, (ii) Elite fails to make payment of a Remaining Contribution following Novel timely and fully achieving a Performance Milestone, or (iii) Novel requires additional funding to take advantage of opportunities outside the scope of the Initial Business Plan or the then-operative subsequent Annual Business Plan, as the case may be, or beyond the Elite Contributions, then, Novel shall seek the necessary additional funding through additional cash contributions from Novel's existing stockholders in proportion to each stockholder's relative ownership of Novel Class A Voting Common Stock, by delivering written notice requesting such additional PRO RATA financing to all stockholders of Novel. Each Novel stockholder shall have thirty (30) days from the date of receipt of such notice to elect to make such cash contribution; PROVIDED, HOWEVER; in the event that any Novel stockholder refuses to provide its share of such PRO RATA funding, subject to the approval of the Board, Novel may instead seek additional financing from third parties and Novel stockholders, and once terms of such sale to a third party and the Novel stockholder are determined, such sale shall be subject to the rights of all existing stockholders of Novel to participate (up to and including their full PRO RATA portion, as such may be adjusted by exercise of the VGS Purchase

Right (as such term is defined in the Stockholders' Agreement) in accordance with Section 6 of the Stockholders Agreement.

                  (c) SEGREGATION OF FUNDS FOR ADDITIONAL NOVEL FINANCING. All financing raised by Elite for the specific purpose of funding the Elite Contributions will be segregated by Elite and held by Elite pending achievement by Novel of the pre-defined Performance Milestones; PROVIDED, that Elite shall have no obligation to segregate funds raised for general working capital purposes or generally for operations of Elite (which may include the funding of the Remaining Contributions), although such funds may be used to fund the Elite Contributions.

                  (d) ADDITIONAL ASSISTANCE TO NOVEL BY ELITE. Elite shall provide Novel with reasonable access to and services from Elite's employees, consultants, materials, supplies, equipment and facilities as necessary to enable Novel to operate Novel until permanent employees and personnel, supply arrangements, equipment and facilities are acquired or obtained. To the extent that Novel requests the use of and uses Elite's materials or supplies or the services of Elite's non-managerial employees or consultants, Elite shall submit to Novel monthly statements reflecting Elite's actual cost of such employees, consultants, materials or supplies (without any profit margin or overhead) and, once such aggregate amount exceeds US$700,000, such amounts in excess of US$700,000 shall be credited, on a monthly basis, as payments of the Remaining Contributions (such credits for amounts above US$700,000 shall be referred to herein as "USE CREDITS"). For the avoidance of doubt, Novel shall not recognize Use Credits for the time of Elite's managerial employees or the use by Novel of Elite's non-consumable equipment or facilities. Novel shall utilize available time of Elite's employees, rather than engage new employees, to the extent Elite employees shall have adequate available time for service to Novel as required by Novel in order to meet its objectives on a timely basis and such employees have the skills and abilities required by Novel at competitive rates.

            3.4 RESTRICTIONS ON CERTAIN COMPETITIVE ACTIVITIES.

                  (a) THIRD PARTY RESTRICTIONS ON VS. Elite acknowledges that it has been informed of the restrictions on the activities of VS pursuant to the Separation and Release Agreement, between Par Pharmaceuticals, Inc. and VS, and the Employment Agreement, between Par Pharmaceuticals, Inc. and VS (collectively, the "PAR AGREEMENTS"), and agrees that VS shall not be required by Elite to engage in the development of any drug product that VS has covenanted not to develop pursuant to the Par Agreements in connection with his performance of the Advisory Agreement or the Employment Agreement. VS agrees that in the course of performing his obligations under the Strategic Alliance Documents (including the identification of Prospective Products in connection with the Initial Business Plan), VS shall not engage in any activity that would violate the Par Agreements.

                  (b) VS RESTRICTIONS. During the term of VS's employment by Novel and continuing for a period ending on the first anniversary of termination of VS's employment with Novel or VS's resignation from employment with Novel, unless VS's employment with Novel is terminated without Cause (as defined below) by the Company or by VS's resignation from employment with Novel for Good Reason (as defined below):

                        (i) VS shall not, directly or indirectly, manage, control, finance, consult with, or engage (as either an employee or consultant) in any business or activity anywhere in the world involving a drug product that is Competitive (as defined below) with any Designated Drug Products (as defined below) of Novel or any of its respective subsidiaries or affiliates, or any related inventions or other intellectual property of Novel or any of its respective subsidiaries or affiliates (collectively, a "COMPETITIVE ACTIVITY"); and

                        (ii) Any investment (whether equity or debt) by VS, or any affiliate of VS (including VGS), in any Person engaging, or providing services or financing for, a Competitive Activity (a "COMPETITIVE COMPANY"), other than equity investments of not more than five percent (5%) of the equity interests of such Person, shall be wholly conditioned on and subject to the prior written unanimous approval of the Board or the Board of Directors of Novel (as appropriate), including any follow-on investments in any entity that, subsequent to the time of the initial investment, has become a Competitive Company.

For the purposes hereof:

"Cause"  shall  have  the  meaning  assigned  to  such  term  in the  Employment
Agreement.

"COMPETITIVE" shall mean a drug product that is based upon the same chemical molecule, utilizes the same route of administration, and treats the same indications as a Designated Drug Product, regardless of dosage strength.

"GOOD REASON" shall have the meaning assigned to such term in the Employment Agreement

"DESIGNATED DRUG PRODUCTS" shall mean (i) all drug products currently in development, marketed or commercialized by Novel, Elite or any of their respective subsidiaries or affiliates, (ii) all drug products in-licensed by Novel, Elite or any of their respective subsidiaries or affiliates, and (iii) all prospective drug products included in the Initial Business Plan or any Annual Business Plan of Novel.

Notwithstanding anything to the contrary in this Section 3.4(b), following the termination of VS's employment with Novel, VS shall not be prohibited from engaging in Competitive Activities with respect to drug products included in the Initial Business Plan or any Annual Business Plan that either (a) are included on the Inactive Products List (as defined below) or (b) have not yet successfully completed stability testing on exhibit batches of such drug products.

"INACTIVE PRODUCT LIST" means a list of drug products included in the Initial Business Plan or any Annual Business Plan of Novel that the Elite Designee (as such term is defined in the Stockholders' Agreement) and the VGS Designee (as such term is defined in the Stockholders' Agreement) reasonably agree by mutual written consent will not be developed (or prior development efforts shall be terminated) by or on behalf of Novel and should be placed on the Inactive Products List. The parties agree to review and update the Inactive Products List at least quarterly during the term of the Employment Agreement and shall agree, in good faith, on the final version of the Inactive Products List promptly after the term of the Employment Agreement.

                  (c) ELITE RESTRICTIONS. Elite shall not, directly or indirectly compete anywhere in the world with the Designated Drug Products of Novel or any related inventions or other intellectual property of Novel for the later of (x) the first anniversary of the date upon which Elite holds less than ten percent (10%) of the outstanding common shares of Novel (on an issued or as-converted basis) and (y) the third anniversary of the Closing.

                  (d) RIGHT OF FIRST OFFER REGARDING ELITE ANDA PRODUCTS. During such time as Elite and recipients of Permitted Transfers (as such term is defined in the Stockholders' Agreement) holds at least thirty percent (30%) of the outstanding capital stock of Novel, prior to the development of any additional generic drug product ("FUTURE GENERIC PRODUCT") subject to an abbreviated new drug application (an "ANDA") with the United States Food and Drug Administration, Elite shall offer to Novel the opportunity to develop such Future Generic Product in place of Elite by providing notice to Novel in which Elite shall describe (i) the Future Generic Product, (ii) Elite's good faith estimate of the costs related to the development of such Future Generic Product, and (iii) Elite's good faith estimate of the potential market share for such Future Generic Product. Novel shall have thirty (30) days from the date of receipt of such notice to elect to develop the Future Generic Product in place of Elite. If such election is not made by Novel within such thirty (30) day period, Novel shall have waived its right to develop such product and Elite may pursue the development of the Future Generic Product, independent of Novel. Notwithstanding the foregoing, this Right of First Offer shall not apply to any generic drug product under development by Elite as of the Effective Date.

            3.5 RESTRICTION ON TRANSFER OF PURCHASED SHARES OR WARRANT SHARES. VGS shall not, directly or indirectly, sell, assign, transfer, offer or otherwise dispose of any Purchased Shares or Warrant Shares on or prior to the first anniversary of the Closing, without the prior written consent of Elite; PROVIDED, HOWEVER, the restrictions set forth in this Section 3.5 shall terminate on the date which is one trading day after the daily volume weighted average price of the Common Stock on the American Stock Exchange (as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), is less than 85% of the daily volume weighted average price of the Common Stock on the American Stock Exchange as of the Closing.

      4. MISCELLANEOUS

            4.1 FURTHER ASSURANCES. Each of the parties hereto shall, at any time and from time to time after the date hereof, at the request and expense of the other party, (i) promptly and duly execute and deliver, or cause to be duly executed and delivered to the requested person, all such further documents and instruments, and (ii) take or cause to be taken all such other and further actions, in each case as may be reasonably requested by the other party to implement and effect the terms of this Agreement.

            4.2 BENEFITS OF AGREEMENT. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, be binding upon, and be enforceable by, the parties hereto and their respective successors and assigns. Novel shall be a Third Party beneficiary of, and shall be bound by and entitled to enforce, Sections 3.2(c), 3.3(b), and 3.3(d) of this Agreement.

            4.3 ASSIGNMENT. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either party without the prior written consent of the other party. Any instrument purporting to make an assignment in violation of this Section 4.3 shall be void.

            4.4 ENTIRE AGREEMENT. This Agreement, together with the other Strategic Alliance Documents, constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof and, except as otherwise specifically provided therein, no party shall be liable or bound to any other in any manner by any other representations, warranties, covenants or agreements with respect to such subject matters.

            4.5 SEVERABILITY. In case any provision of this Agreement, or portion hereof, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            4.6 AMENDMENT AND WAIVER. This Agreement and any provision hereof or right or obligation hereunder may be amended, modified or waived only with the prior written consent of Elite and VS which amendments, modifications, and waivers shall be binding upon all other parties hereto).

            4.7 DELAYS OR OMISSIONS; REMEDIES. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by any other party, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.

            4.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five
(5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Elite, VGS or VS, as the case may be, at the address set forth for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

            4.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            4.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement.

            4.11 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties may require.

            4.12 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

            4.13 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT OF NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE PARTIES HERETO AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO EXCEPT IN SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            4.14 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT BOTH PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4.14.

            4.15 GENERAL. All exhibits to this Agreement are hereby incorporated by reference and made a part of this Agreement.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the undersigned parties has caused this STRATEGIC ALLIANCE AGREEMENT to be duly executed and delivered as of the date first above written.

                                            ELITE PHARMACEUTICALS, INC.


                                            By: /s/ Bernard Berk
                                                --------------------------------
                                                Name:  Bernard Berk
                                                Title: Chief Executive Officer


                                            ADDRESS:

                                            Elite Pharmaceuticals, Inc.
                                            165 Ludlow Avenue
                                            Northvale, New Jersey 07647
                                            Attention: Chief Executive Officer
                                            Facsimile: (201) 391-7693


                                            /s/ Veerappan S. Subramanian, Ph.D.
                                            ------------------------------------
                                            Veerappan S. Subramanian, Ph.D.


                                            ADDRESS:

                                            475 Bernardsville Road
                                            Mendham, New Jersey 07945
                                            Facsimile:  (908) 766-4006


                                            VGS PHARMA, LLC


                                            By: /s/ Anu R. Subramanian
                                                --------------------------------
                                            Name:  Anu R. Subramanian
                                            Title: Member

                                            ADDRESS:

                                            475 Bernardsville Road
                                            Mendham, New Jersey 07945
                                            Facsimile: (908) 766-4006

Accepted and Agreed with respect to
Sections 3.2(c), 3.3(b), and 3.3(d) and 4.2:

NOVEL LABORATORIES, INC.


By: /s/ Veerappan S. Subramanian, Ph.D.
    ------------------------------------------
    Name:  Veerappan S. Subramanian, Ph.D.
    Title: Chairman and Chief Executive Officer

                                                                       EXHIBIT A

                                 FORM OF WARRANT

                                 (See attached)

                                                                       EXHIBIT B

                               WIRING INSTRUCTIONS

                                 (See attached)

                                                                       EXHIBIT C

                               ADVISORY AGREEMENT

                                 (See Attached)

                                                                       EXHIBIT D

                             STOCK OPTION AGREEMENT

                                 (See attached)

                                                                       EXHIBIT E

                              EMPLOYMENT AGREEMENT

                                 (See attached)

                                                                     EXHIBIT F-1

                        VGS SUBSCRIPTION FOR NOVEL SHARES

                                 (See attached)

                                                                     EXHIBIT F-2

                       ELITE SUBSCRIPTION FOR NOVEL SHARES

                                 (See attached)

                                                                       EXHIBIT G

                             STOCKHOLDERS' AGREEMENT

                                 (See attached)

                                                                       EXHIBIT H

                          REGISTRATION RIGHTS AGREEMENT

                                 (See attached)